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                                                                    Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Anixter International Inc. (the "Company") on Form 10-Q for the period ending July 4, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report") I, Dennis J. Letham, Senior Vice President Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Dennis J. Letham
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Dennis J. Letham
Vice President Finance and Chief Financial Officer
August 15, 2003